UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION (Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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PACIFIC HEALTH CARE ORGANIZATION, INC.
(Name of Registrant as Specified in its Charter)

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PACIFIC HEALTH CARE ORGANIZATION, INC.
1201 Dove Street, Suite 300
Newport Beach, California 92660

Dear Stockholders:

This notice and accompanying Information Statement are being furnished to the holders of shares of common stock, par value $0.001 (“Common Stock”) and Series A Preferred Stock, par value $0.001 (“Series A Preferred Stock”), of Pacific Health Care Organization, Inc.  a Utah corporation (the “Company”, “us” “we”, or “our”), in connection with the approval of the actions described below (collectively, the “Corporate Actions”) taken with the unanimous approval of our board of directors (the “Board”) and by the written consent of Tom Kubota, our CEO, Chairman, and the holder of a majority of the voting power of our issued and outstanding capital stock (the “Consenting Shareholder”):

1.	Amend our Articles of Incorporation to increase our authorized Common Stock from 50,000,000 shares to 200,000,000 shares.

2.
Amend our Articles of Incorporation to effect a forward stock split of all issued and outstanding shares of our Common Stock, at the ratio of four-shares-for-one-share (4:1) (the “Forward Stock Split”).

3.	Adopt the Pacific Health Care Organization, Inc. 2018 Equity Incentive Plan (the “Plan”).

These Corporate Actions were unanimously approved by the Board on February 8, 2018.  On February 21, 2018, the Consenting Shareholder, who holds approximately 60.8% of our issued and outstanding Common Stock and 100% of our issued and outstanding Series A Preferred Stock, which votes together with our Common Stock on all matters submitted to a vote of the holders of our Common Stock as a single class, delivered a written consent approving the Corporate Actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) the Corporate Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.  The Forward Stock Split also will not become effective until it has been approved and declared effective by the Financial Industry Regulatory Authority (“FINRA”).

The written consent that we received from the Consenting Shareholder constitutes the only stockholder approval required for the Corporate Actions under Utah law, our Articles of Incorporation, as amended (the “Articles”), and our Bylaws as amended through February 8, 2018 (the “Bylaws”).  As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions.  The record holders of our Common Stock and Series A Preferred Stock as of the close of business on February 21, 2018, are being provided this notice of the Corporate Actions.

The accompanying Information Statement is for information purposes only – Please read it carefully.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We thank you for your interest in the Company.

By Order of the Board of Directors Sincerely,

/s/ Tom Kubota
Tom Kubota, Chief Executive Officer

March 6, 2018

PACIFIC HEALTH CARE ORGANIZATION, INC.

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDER IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is being furnished to the stockholders of Pacific Health Care Organization, Inc. (the “Company”, “us”, “we”, or “our”) to notify you that on February 8, 2018, our board of directors (the “Board”) approved the actions described below.  On February 21, 2018, Tom Kubota, our CEO, chairman of the board of directors (the “Board”) and holder of approximately 60.8% of our issued and outstanding Common Stock, and 100% of our issued and outstanding Series A Preferred Stock, which votes together with our Common Stock as a single class on all matters submitted to a vote of the holders of our Common Stock, (the “Consenting Shareholder”) delivered a written consent approving the actions described below (collectively, the “Corporate Actions”):

1.	Amend our Articles of Incorporation to increase our authorized Common Stock from 50,000,000 shares to 200,000,000 shares.

2.
Amend our Articles of Incorporation to effect a forward stock split of all issued and outstanding shares of our Common Stock, at the ratio of four shares for every one share (4:1) (the “Forward Stock Split”).

3.	Adopt the Pacific Health Care Organization, Inc. 2018 Equity Incentive Plan (the “Plan”).

In accordance with Section 16-10a-704 of the Utah Revised Business Corporations Act (the “Act”), unless otherwise provided by the articles of incorporation or bylaws of a Utah corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power of the corporation. Our Articles of Incorporation, as amended (the “Articles”) provide that any action that may be taken at a meeting of our stockholders may be taken without a meeting, if a consent or consents in writing setting forth the action so taken, is or are signed by the holder or holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Utilizing the written consent of the holders of a majority in interest of our voting securities eliminates the costs involved in holding a special meeting of stockholders.

This Information Statement is first being mailed on or about March 14, 2018, to our stockholders of record as of February 21, 2018, and is being delivered to inform you of the Corporate Actions before they take effect in accordance with Rule 14c-2 of the Exchange Act.

We will bear the entire cost of furnishing this Information Statement.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding copies of this Information Statement to beneficial owners of our Common Stock.

INCREASE OUR AUTHORIZED COMMON STOCK

Overview

Our Articles currently authorize us to issue an aggregate of 50,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share, (“Preferred Stock”) of which 10,000 shares are designated as Series A Preferred Stock.

The Board and the Consenting Shareholder have approved an amendment to our Articles of Incorporation (the “Amendment”) to increase the number of shares of Common Stock authorized for issuance from 50,000,000 shares to 200,000,000 shares. The text of the proposed Amendment is attached hereto as Annex A.

No changes to the Articles are being proposed with respect to the number of authorized shares of Preferred Stock or the number of shares designated as Series A Preferred Stock.  Other than the proposed increase in the number of authorized shares of Common Stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect.  The additional shares of Common Stock to be authorized pursuant to the Amendment will have rights identical to our currently outstanding Common Stock.  Our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Reasons for Increase

The Board and the Consenting Shareholder believe that it is prudent to increase the number of authorized shares of Common Stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as strategic acquisition opportunities, equity offerings or stock-based employee compensation, promptly as they arise.  The Board and the Consenting Shareholder believe that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of Common Stock, such as strategic acquisitions, future equity offerings or stock-based employee compensation.

All authorized but unissued shares of Common Stock will be available for issuance from time to time for any proper purpose approved by the Board (including issuances in connection the Forward Stock Split discussed in more detail below, issuances to raise capital, effect acquisitions or provide stock-based employee compensation), without further vote of our stockholders, except as required under applicable law.  Except as described in this Information Statement, there are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized Common Stock except for issuances in the ordinary course of business. Except as otherwise described in this Information Statement, the Board does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law.

The Amendment to increase the authorized Common Stock of the Company will become effective upon filing and recording of Articles of Amendment to the Articles of Incorporation as required by the Act.

FORWARD STOCK SPLIT

Background and Reasons for the Forward Stock Split; Potential Consequences of the Forward Stock Split

On February 8, 2018, the Board approved and on February 21, 2018, the Consenting Shareholder delivered a written consent approving an amendment to our Articles to effect the Forward Stock Split at a ratio of four-shares-for-one-share (4:1).  The Board and the Consenting Shareholder believe that it is in the best interest of the Company and our stockholders to implement the Forward Stock Split because, among other things, they believe the low number of issued and outstanding shares of our Common Stock limits its appeal to brokerage firms and reduces its marketability because many brokerage firms are reluctant to act as market-makers or to recommend to their clients shares of companies that have a limited number of shares of common stock issued and outstanding and available in the market.  The Forward Stock Split will not become effective until (i) at least 20 days after this Information Statement is mailed to our stockholders, (ii) the Amendment is filed with the State of Utah, a copy of the text of the proposed Amendment is attached hereto as Annex A, and (iii) the Forward Stock Split is approved and declared effective by FINRA.

The Designation of Rights, Preferences and Privileges of our Series A Preferred Stock included in our Articles provides that in the event of any subdivision of our Common Stock, such as the Forward Stock Split, the number of shares of our Series A Preferred Stock shall be adjusted on the same terms and conditions as the Common Stock.  As a result, the 1,000 shares of issued and outstanding Series A Preferred Stock shall also be forward split on the same four-shares-for-one-share basis.  Neither the number of shares of Preferred Stock authorized, nor the number of designated shares of Series A Preferred Stock will increase.

The following table illustrates the effect of the Forward Stock Split:

	Number of shares of Common Stock issued and outstanding	Number of shares of Common Stock authorized	Number of shares of Series A Preferred Stock issued and outstanding	Number of designated shares of Series A Preferred Stock	Number of shares of Preferred Stock authorized

Before Increase in Authorized Common Stock and Forward Stock Split	800,000	50,000,000	1,000	10,000	5,000,000

After Increase in Authorized Common Stock and Forward Stock Split	3,200,000	200,000,000	4,000	10,000	5,000,000

Though the Forward Stock Split will not change the number of authorized shares of Common Stock or Preferred Stock or increase the number of shares of designated Series A Preferred Stock, as discussed above, the Board and the Consenting Stockholder have approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000, as discussed in more detail above.  Except for any changes as a result of the treatment of fractional shares, each stockholder of the Company will hold the same percentage of Common Stock and Series A Preferred Stock outstanding immediately following the Forward Stock Split as such stockholder held immediately prior to the Forward Stock Split.

Certain Risks Associated with the Forward Stock Split

There can be no assurance that the total market capitalization of our Common Stock after the Forward Stock Split will be equal to the total market capitalization before the Forward Stock Split or that the per share price of our Common Stock following the Forward Stock Split will remain proportionally equivalent to the current per share price.

There can be no assurance that the market price per share of our Common Stock after the Forward Stock Split will remain constant in proportion to the increase in the number of shares of our Common Stock outstanding before the Forward Stock Split.

Accordingly, the total market capitalization of our Common Stock following the Forward Stock Split may be lower than our total market capitalization before the Forward Stock Split and, in the future, the market price of our Common Stock following the Forward Stock Split may not equal or exceed the market price prior to the Forward Stock Split.  In many cases, the total market capitalization of a company following a Forward Stock Split is lower than the total market capitalization before the Forward Stock Split.

There can be no assurance that the Forward Stock Split will result in a per share price that will attract investors.  A decline in the market price for our Common Stock after the Forward Stock Split may result in a greater percentage decline than would occur in the absence of a Forward Stock Split.

The market price of our Common Stock is based on our performance and other factors, some of which are unrelated to the number of shares outstanding.  Following the Forward Stock Split the market price, if the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Forward Stock Split.  In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a forward stock split are lower than they were before the forward stock split.

There can be no assurance that the Forward Stock Split will result in greater liquidity or market maker participation in our Common Stock following the Forward Split.

While the Forward Stock Split will increase the number of shares of Common Stock available in the market, there is no assurance that the Forward Stock Split will increase the appeal of our Common Stock to brokerage firms, improve liquidity, or reduce broker reluctance to act as market-makers or to recommend to their clients shares of our Common Stock.

Principal Effects of the Forward Stock Split

In addition to those risks noted above, the Forward Stock Split will have the following effects:

General Corporate Change.  The number of shares of our Common Stock and Series A Preferred Stock issued and outstanding will be increased proportionately based on the Forward Stock Split.

As approved and effected, the Forward Stock Split will be effected simultaneously for all of our Common Stock and Series A Preferred Stock.  While the intent is for the Forward Stock Split to affect all of our stockholders uniformly, the process of rounding up, if any, of our stockholders who own a fractional share may result in a non-material change in each stockholder’s percentage ownership interest in the Company.

The Forward Stock Split will not materially affect the proportionate equity interest in the Company of any holder of Common Stock or Series A Preferred Stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares. Any fractional shares of Common Stock or Series A Preferred Stock resulting from the Forward Stock Split will “round up” to the nearest whole number.  No cash will be paid to any holders of fractional interests in the Company.

Authorized Shares.  In connection with the Forward Stock Split, as discussed in this Information Statement, the number of authorized shares of Common Stock of the Company will also increase on a four-shares-for-one-share basis, increasing from 50,000,000 shares to 200,000,000 shares.  The number of authorized shares of our Preferred Stock and the shares designated as Series A Preferred Stock will not increase.

Accounting Matters.  The Forward Stock Split will not affect the par value of our Common Stock or our Series A Preferred Stock.  As a result, as of the effective time of the Forward Stock Split, the stated capital on our balance sheet attributable to our Common Stock and Series A Preferred Stock will be increased proportionately based on the Forward Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of our Common Stock will be restated because there will be a greater number shares of our Common Stock outstanding.

Procedure for Effecting the Forward Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Forward Stock Split, each outstanding share of our Common Stock and Series A Preferred Stock will automatically be converted on the effective date at the applicable Forward Stock Split ratio.  It will not be necessary for you to exchange your existing stock certificates.  Nor will we send you any additional stock certificates representing the additional shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

Federal Income Tax Consequences of the Forward Stock Split

The following is a summary of certain material federal income tax consequences of the Forward Stock Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Stock Split and is included for general information only.  Further, it does not address any state or local income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  This discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the shares held by each stockholder before the Forward Stock Split were, and the shares held by each stockholder after the Forward Stock Split will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Forward Stock Split.

No gain or loss should be recognized by a stockholder upon effectiveness of the Forward Stock Split.  No cash or boot will be paid to any stockholder in connection with the Forward Stock Split.  The aggregate tax basis of the additional shares received in connection with the Forward Stock Split (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis prior to the Forward Stock Split exchanged therefor.  The stockholder’s holding period for the shares received in connection with the Forward Stock Split will include the period during which the stockholder held shares prior to the Forward Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B)  SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The Company’s view regarding the tax consequences of the Forward Stock Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Stock Split.

Effect of the Forward Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Proportionate adjustments are generally required to be made to the number of shares reserved for future issuance under our 2002 Stock Option Plan and our 2005 Stock Option Plan, as well as the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options or convertible securities entitling the holders to purchase or convert into shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options or convertible securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Forward Stock Split as was the case immediately preceding the Forward Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares, if any.  The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted, subject to our treatment of fractional shares.  There are currently stock options to purchase an aggregate of 85,000 shares of Common Stock, outstanding under the Pacific Health Care Organization, Inc. 2002 Stock Option Plan (the “2002 Plan”) and the Pacific Health Care Organization, Inc. 2005 Stock Option Plan (the “2005 Plan”).

The Board will determine the date the Pacific Health Care Organization, Inc. 2018 Equity Incentive Plan (the “Plan”) shall become effective (the “Plan Effective Date”), which in no event shall occur prior to the effective date of the Forward Stock Split.  Therefore, the 2,000,000 shares authorized for issuance under the Plan will not be subject to proportionate adjustment resulting from the Forward Stock Split.

PACIFIC HEALTH CARE ORGANIZATION, INC. 2018 EQUITY INCENTIVE PLAN
Description of the Pacific Health Care Organization, Inc.  2018 Equity Incentive Plan

The Company and the Consenting Shareholder believe the Plan is in the best interest of the Company and its shareholders and will help the Company to (a) provide meaningful long-term incentive award opportunities as part of a competitive total compensation program that enables the Company to attract and retain its key employees and consultants, (b) align the interests of those employees and consultants with those of the Company and its shareholders and (c) motivate and reward long-term commitment to the Company that results in profitable growth and sustained shareholder value creation.

A copy of the Plan is attached to this Information Statement as Annex B.  The Plan was approved by the Board on February 8, 2018, and the Consenting Shareholder delivered a written consent approving the Plan on February 21, 2018.  The Plan shall become effective on the date immediately following the effective date of the Forward Stock Split (the “Plan Effective Date”).  Terms included in this discussion of the Plan that are not otherwise defined in this Information Statement shall have the meaning ascribed to them in the Plan.

The Plan permits the granting of 2,000,000 shares of Common Stock.  No awards or grants have been awarded or granted under the Plan, and the Board is not currently considering any awards or grants under the Plan. The Plan provides for grants of equity incentive compensation to employees and consultants of the Company and such other individuals as the Company reasonably expects to become employees or consultants of the Company.  The Plan allows for awards of (a) Incentive Stock Options (“ISOs”), (b) Non-qualified Stock Options (“NSOs”) (c) Stock Appreciation Rights (“SARs”), (d) restricted awards, and (e) other equity-based awards.  The Plan will terminate automatically on the tenth anniversary of the Plan Effective Date.

Administration of the Plan

The Plan will be administered by the full Board, or by a committee of the Board, as the Board determines in its sole discretion.  For purposes of this description of the Plan, references to the “Board” include a committee of the Board, if one is appointed.  If the Board elects to appoint a committee, such committee will consist solely of two or more non-employee directors.

Subject to the provisions of the Plan, the Board determines the recipients of awards made pursuant to the Plan.  The amount, terms, rules and procedure associated with any award shall be determined by the Board as it deems proper and shall be reflected in an award agreement at the time of such award.  The Board is authorized in its sole discretion to construe and interpret the Plan and the respective award agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each award or grant, as shall be requisite in the judgment of the Board.

Any shares of Common Stock subject to an award that expires, or its canceled, forfeited or terminated without issuance of the full number of shares of Common Stock to which the award related will again be available for issuance under the Plan, except for (a) shares tendered in payment of an option, (b) shares delivered or withheld by the Company to satisfy tax withholding obligations, or (c) shares covered by stock-settled awards that were not issued upon settlement of the award.  The aggregate number of shares which may be issued under the Plan shall be subject to adjustment, as provided in the Plan, provided that adjustment in connection with the Forward Stock Split shall not occur, because the Plan will not become effective until after the occurrence of the Forward Stock Split.

Options

ISOs may be granted only to Company employees.  NSO awards may be made to Company employees and consultants.  The exercise price of an ISO may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant, except in the case of an employee who is also a 10% shareholders of the Company, in which case, the exercise price must be at least 110% of the fair market value of the Common Stock on the date of grant.  The exercise price of an NSO may not be less than 100% of the value of the Common Stock on the date of grant, except in certain limited circumstances.  The term of an ISO may not exceed ten years from the date of grant, except grants made to an employee who is also a 10% shareholder may not exceed five years from the date of grant.  The term of an NSO will be determined by the Board, but will not be exercisable after ten years from the date of grant.  Exercise price payment terms and forms of payment, transferability, vesting generally and in the event of death or disability, extensions and similar matters of each option award will be determined by the Board at the time of grant.

SARs

A SAR is an award that allows the recipient, upon exercise, to receive in cash or shares an amount equal to the appreciation in the Company’s Common Stock over a specified period of time established by the Board, provided however, that no SAR will be exercisable after the tenth anniversary of the date of grant.  The Plan provides that SARs may be granted alone or in tandem with an option.  The exercise price, exercise and payment terms, vesting, and similar matters of each SAR award will be determined by the Board at the time of grant.

Restricted Awards

A restricted award is an award of actual shares of Common Stock or of hypothetical common stock units (“RSUs”) having a value equal to the fair market value of  an identical number of shares of Common Stock.  No shares of Common Stock will be issued at the time an RSU is granted.  At the time of grant of each restricted award, the Board will determine the applicable restriction terms and conditions.  During the restricted period, the Company generally will hold the restricted award until the restrictions have been satisfied.  Unless otherwise determined by the Board at the time of grant, during the restricted period the holder will not have the right to sell, assign, transfer or otherwise dispose of, pledge or hypothecate as collateral for a loan or as security for the performance of an obligation, the Common Stock underlying the award.  Unless otherwise determined by the Board at the time of grant, during the restricted period, the holder will generally have the rights and privileges of a shareholder of Common Stock to vote and to receive dividends, provided however, that such dividends will be withheld by the Company for the holder’s account until all restrictions have been satisfied.  Unless otherwise determined by the Board, recipients of restricted awards generally are not entitled to possession of the Common Stock underlying the restricted award until such time as all restrictions have been satisfied.  Upon satisfaction of the restrictions, the Company will deliver to the holder of a restricted stock award the Common Stock underlying such award, along with any dividends awarded on such Common Stock during the restricted periods, without charge, provided however, that if explicitly provided in the RSU award agreement, the Board may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock.

Award Limits

Subject to adjustment upon changes in the Company’s Common Stock, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights will become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period will expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

Acceleration in the Event of a Change of Control

Unless otherwise provided in the award agreement, in the event of a change in control of the Company all outstanding options and SARs will become immediately exercisable with respect to 100% of the Common Stock underlying such options or SARs, and or the restricted period associated with any restricted award will expire immediately with respect to 100% of the shares of Common Stock underlying the restricted award.  In the event of a change in control, the Board may, in its discretion and upon 10 days advance notice to the affected persons, cancel any outstanding awards and pay the holder thereof, in cash or Common Stock, or any combination thereof, the value of such award based on the price per share of Common Stock received or to be received by other shareholders of the Company in the change of control event.  In the case of options or SARs with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with a change in control, the Board may cancel the option or SAR without the payment of consideration therefor.

U.S. Federal Income Tax Consequences

The following is a summary of the effects of U.S. federal income taxation on the Plan participants and the Company. This summary does not discuss the income tax laws of any other jurisdiction in which the recipient of the award may reside. (“Code” is the Internal Revenue Code of 1986, as amended.)

ISOs.  There generally are no federal ordinary income tax consequences to the participant by reason of the grant of exercise of an ISO.  However, the exercise of an ISO may increase the participant’s alternative minimum tax liability, if any.  The excess, if any, of the fair market value of the ISO shares on the date of exercise over the exercise price is an adjustment to income for purposes of alternative minimum tax.  Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

The participant will recognize long-term capital gain or loss on the sale of the Common Stock acquired on the exercise of the ISO if the sale occurs at least two years after the grant date and more than one year after the exercise date and the holder has been an employee at all times beginning with the grant date and ending three months before the exercise date.  If the sale occurs earlier than the expiration of these holding periods, then the participant will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares of Common Stock on the exercise date or the difference between the sales price and the exercise price.  Any additional gain on the sale will be capital gain.  The Company can deduct the amount, if any, that the participant recognizes as ordinary income.

NSOs and SARs.  There is no tax consequence to the participant at the time of grant of an NSO or an SAR.  Upon exercise, the excess, of the fair market value of the shares of Common Stock over the exercise price will be treated as ordinary income.  Any gain or loss realized on the sale of the shares of Common Stock will be treated as a capital gain or loss.  The Company may deduct the amount that the participant recognizes as ordinary income.

Restricted Stock.  No taxes are due on the grant of restricted stock.  The fair market value of the shares of Common Stock subject to the award is taxable as ordinary income when no longer subject to a “substantial risk of forfeiture” (i.e., when the shares become vested or transferable).  Unless an election pursuant to Code Section 83(b) is made (subjecting the value of the shares on the award date to current income tax), income tax is paid by the participant on the value of the shares of Common Stock at ordinary rates when the restrictions lapse and the Company will be entitled to a corresponding deduction at that time.  Any gain or loss realized on the sale of the shares of Common Stock will be treated as a capital gain or loss.

RSUs.  No taxes are due upon the grant of the award.  The fair market value of the shares of Common Stock subject to the award is taxable to the participant as ordinary income when the Common Stock is distributed to the participant.  The Company can deduct the amount that the participant recognizes as ordinary income.

Section 280G.  Under certain circumstances, accelerated vesting, exercise or payment of awards under the Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Code Section 280G.  To the extent it is so considered, the holder would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

Section 409A.  RSU awards, the receipt of which may be deferred beyond the vesting dates, are subject to Code Section 409A.  If Section 409A is violated, deferred amounts will be subject to income tax immediately and to penalties equal to (i) 20% of the amount deferred and (ii) interest at a specified rate on the underpayment of tax that would have occurred if the amount had been taxed in the year it was first deferred.

Section 83(b).  If a Section 83(b) election is filed by the recipient with the Internal Revenue Service within 30 days after the date of grant of a restricted stock award, then the recipient will recognize ordinary income and the holding period will commence as of the date of grant.  The amount of ordinary income recognized by the recipient will equal the excess of the fair market value of the shares of Common Stock underlying the restricted stock award as of the date of grant over the amount paid by the recipient for the restricted stock award.  The Company will be entitled to a deduction in a like amount.  If such election is made and the recipient thereafter forfeits the restricted stock award, the recipient may be entitled to a capital loss.

Miscellaneous Rules. Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or any applicable withholding tax obligations under the Plan by delivering previously owned shares of Common Stock or by reducing the number of shares Common Stock otherwise issuable pursuant to the award. The surrender or withholding of such shares of Common Stock will in certain circumstances result in the recognition of income with respect to such shares or a carry-over basis in the shares acquired, and may constitute a disqualifying disposition with respect to ISO shares.

Changes to the Plan

The Plan may be terminated or amended at any time by the Board, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distributions), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the Company’s stockholders.  No termination or amendment of the Plan shall adversely affect any right previously acquired by the grantee or other beneficiary under the Plan.

The foregoing description of the Plan is only a summary of the Plan and is qualified in its entirety by reference to the Pacific Health Care Organization, Inc. 2018 Equity Incentive Plan, a copy of which is attached as Annex B to this Information Statement.

APPRAISAL RIGHTS

No appraisal rights are afforded to our stockholders under Utah law or our Articles and our Bylaws as a result of the Corporate Actions being taken.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 21, 2018:

•	each person known to us to beneficially own more than 5% of our common stock or Series A Preferred Stock;

•	each of our named executive officers;

•	each member of our board of directors; and

•	all of our directors and executive officers as a group.

On February 21, 2018, there were 800,000 shares of Common Stock issued and outstanding and 1,000 shares of Series A Preferred Stock issued and outstanding.  Each share of Series A Preferred Stock entitles its holder to vote together with the Common Stock as a single class on all matters presented to the Company’s Common Stock holders for their vote.  Each outstanding share of Series A Preferred Stock votes as 20,000 shares of Common Stock. The Series A Preferred Stock ranks in parity with the Common Stock on a per share basis, not on a per vote basis, as to any dividends, liquidation, dissolution or winding up of the Company.  The Series A Preferred Stock is convertible to Common Stock on a share-for-share basis based on the number of shares, and not the number of votes per share and is convertible at any time at the election of the holder.

Beneficial ownership is determined in accordance with the rules of the SEC.  These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities.  Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of the Company’s Common Stock and Series A Preferred Stock beneficially owned by them, except to the extent this power may be shared with a spouse.

Unless otherwise indicated, the address of each person or entity named in the table is 1201 Dove Street, Suite 300, Newport Beach, California 92660.

	Common Stock Beneficially Owned(1)		Series A Preferred Stock Beneficially Owned(2)
Name of Beneficial Owner	Number	%	Number	%

Directors and Named Executive Officers:
Tom Kubota(3)(4)	487,000	60.8%	1,000	100%
Fred Odaka(4)	750	* %	--	--%
Stacy Hadley	--	--%	--	--%
Gunter Soraperra	--	--%	--	--%
David Wang	--	--%	--	--%
Kristina Kubota(3)(4)	500	* %	--	--%
Lauren Kubota(3)(4)	500	* %	--	--%

All directors and executive officers as a group (7 persons)	488,750	61.0%	1,000	100%

5% Shareholders:
Donald P. Balzano(4)(5)	54,915	6.9%	--	--%
5422 Michelle Drive
Torrance, CA 90503
Bruce and Sarah Everakes(6)	40,101	5.0%	--	--%
3442 Riverfalls
Northbrook, IL 60062

* Less than 1%.
(1)
Includes shares of Common Stock that may be deemed to be beneficially owned by such persons due to their beneficial ownership of Series A Preferred Stock, which are convertible to Common Stock on a share-for-share basis at any time at the election of the holder.

(2)
Each share of Series A Preferred Stock entitles its holder to vote together with the Common Stock as a single class on all matters presented to the Company’s Common Stock holders for their vote. Each outstanding share of Series A Preferred Stock votes as 20,000 shares of Common Stock.

(3)
Mr. Kubota holds the shares in the Tom Kubota Revocable Trust of 2013 (the “Trust”).  Mr. Kubota is the settlor and sole Trustee of the Trust.  As such he may be deemed to have voting and/or investment power over the shares held by the Trust and therefore may be deemed to be the beneficial owner of those shares.  Kristina Kubota and Lauren Kubota are currently named beneficiaries of the Trust.  As the Trust is revocable, Mr. Kubota could revoke the Trust or change its beneficiaries at any time.  Kristina Kubota and Lauren Kubota have no voting or investment power over the shares held by the Trust.  If Mr. Kubota is unable or unwilling to serve in the office of Trustee, the Trust documents currently provide that Kristina Kubota and Lauren Kubota would serve as successor co-trustees of the Trust.

(4)
Mr. Kubota, Mr. Odaka and Mr. Balzano each individually hold unvested stock options to purchase an additional 11,000 shares of our Common Stock at a price of $15.00 per share.  Kristina Kubota and Lauren Kubota each individually hold unvested options to purchase 1,000 shares of our Common Stock at a price of $15.00 per share.  These stock options do not vest or become exercisable until August 17, 2018 and are contingent upon remaining continuously employed or retained by the Company until August 17, 2018.  Consistent with SEC Rule 13d-3(d)(1) because these options may not be exercised within 60 days, they are not reflected in this table.

(5)	Mr. Balzano is a Company consultant and serves as the president of our wholly-owned subsidiaries Industrial Resolutions Coalition, Inc. and Medex Legal Support, Inc.
(6)	Based solely on the Schedule 13G filed by Bruce Everakes with the Securities Exchange Commission (the “Commission”) on October 2, 2015.

CHANGE IN CONTROL

There has been no known change in control of the Company since the beginning of its last fiscal year, and to the knowledge of management, there are no present arrangements or pledges of our securities the operation of which may at a subsequent date result in a change in control of the Company.

EQUITY COMPENSATION PLANS

The following table includes information related to shares available and outstanding awards under our equity incentive plans as of February 21, 2018.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	85,000	$15.00	4,822
Equity compensation plans not approved by security holders	-0-	$-0-	-0-
Total	85,000	$15.00	4,822

HOUSEHOLDING

As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Information Statement, only one copy of this Information Statement is being delivered to shareholders that reside at the same address and share the same last name, unless such shareholders have notified us of their desire to receive multiple copies of this Information Statement.  This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
If you are a registered shareholder who shares the same address as another registered shareholder, you can request householding by writing to or calling our transfer agent, Pacific Stock Transfer Company, 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119, telephone (702) 361-3033.
Householding reduces our printing costs and postage fees, and we encourage you to participate.  If you wish to discontinue householding or to receive a separate copy of this Information Statement, you may so notify us via our stock transfer agent at the telephone number or address listed above, and we will promptly comply with your request.
If you own your shares through a broker, bank or other nominee, you may request a separate copy of this Information Statement by notifying your broker, bank or nominee.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy and information statements and other information with the Commission. You may read and copy any materials we file with the Commission at its Public Reference Room at 100 F Street, NE, Washington, DC 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The Commission also maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

Copies of our filings may be obtained free of charge by contacting Fred Odaka, Chief Financial Officer, Pacific Health Care Organization, Inc., 1201 Dove Street, Suite 300, Newport Beach, California 92660.

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an annex or exhibit with the Commission.  The Commission allows us to “incorporate by reference” information into this Information Statement.  This means that we can disclose important information by referring to another document filed separately with the Commission.  The information incorporated by reference is considered to be part of this Information Statement.  This Information Statement and the information that we later file with the Commission may update and supersede the information incorporated by reference.  Similarly, the information that we later file with the Commission may update and supersede the information in this Information Statement.  We incorporate by reference into this Information Statement the following documents filed by us with the Commission under the Exchange Act, as well as any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and before the date the Corporate Actions take effect (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Commission on March 31, 2017;
•
our Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2017, June 30, 2017 and September 30, 2017, filed with the Commission on May 15, 2017, August 14, 2017 and November 14, 2017, respectively; and

•	our Current Reports on Form 8-K filed with the Commission on August 21, 2017, October 12, 2017, January 24, 2018 and February 14, 2018, respectively.

The information contained in this Information Statement speaks only as of the date indicated on the cover of this Information Statement unless the information specifically indicates that another date applies.

WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE CORPORATE ACTIONS OR THE COMPANY THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. THEREFORE, IF ANYONE DOES GIVE YOU ANY DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

By Order of the Board of Directors

/s/ Tom Kubota
Tom Kubota, Chief Executive Officer

March 6, 2018

Annex A

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Articles of Amendment to Articles of Incorporation (Profit)

Entity Number: 613952-0142

Non-Refundable Processing Fee: $37.00

Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: Pacific Health Care Organization, Inc.

2. The date the following amendment(s) was adopted: February 21, 2018

3. If changing the corporation name, the new name of the corporation is:

4. The text of each amendment adopted (include attachment if additional space needed):

The issued and outstanding common shares, $0.001 par value per share, of the Corporation shall be forward split at the ratio of four-shares-for-one-share (4:1), which shall also result in a 4:1 forward split of the issued and outstanding Series A Preferred Stock. Any fractional shares resulting from the forward split shall be rounded up to the next full share. The authorized common stock of the Corporation shall likewise be increased from 50,000,000 shares to 200,000,000 shares of common stock, with no change to its $0.001 par value per share. The authorized preferred stock of the Corporation shall not increase, and the par value of the authorized preferred stock shall remain at $0.001 per share.

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

6. Indicate the manner in which the amendment(s) was adopted (mark only one):

☐ Adopted by Incorporators or Board of Directors – Shareholder action not required.

☑ Adopted by Shareholders – Number of votes cast for amendment was sufficient for approval.

7. Delayed effective date (if not to be effective upon filing) March , 2018 *(not to exceed 90 days)*

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By ____________________

Title: Chief Executive Officer

Date: March , 2018

Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporations.utah.gov

01/14

A-1

Annex B

PACIFIC HEALTH CARE ORGANIZATION, INC.
2018 EQUITY INCENTIVE PLAN

1.          Purpose; Eligibility.
1.1          General Purpose. The name of this plan is the Pacific Health Care Organization, Inc. 2018 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Pacific Health Care Organization, Inc., a Utah corporation (the “Company”), and any Affiliate to attract and retain the types of Employees and Consultants who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees and Consultants with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2          Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Consultants of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees or Consultants after the receipt of Awards.
1.3          Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards and (e) Other Equity-Based Awards.
2.          Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.
“Cause” means:

With respect to any Participant, unless the applicable Award Agreement states otherwise:
(a) If the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or
(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control”

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;
(b) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;
(c) The acquisition, after the Effective Date of this Plan, by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the

combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (d) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (d) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means Pacific Health Care Organization, Inc., a Utah corporation, and any successor thereto.
“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.
“Effective Date” shall mean April __, 2018.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported on Google Finance. If the Common Stock is not then listed on any nationally recognized securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded, as reported by the OTC Markets Group. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 7.1(a).
“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or
(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
 “Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this Pacific Health Care Organization, Inc. 2018 Equity Incentive Plan, as amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.1(a).
“Restricted Award” means any Award granted pursuant to Section 7.2(a).
“Restricted Period” has the meaning set forth in Section 7.2(a).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Substitute Award” has the meaning set forth in Section 4.7.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.

3.          Administration.
3.1          Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)          to construe and interpret the Plan and apply its provisions;
(b)          to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)          to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)          to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e)          to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)          from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
(g)          to determine the number of shares of Common Stock to be made subject to each Award;
(h)          to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)          to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)          to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(k)          to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l)          to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(m)          to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(n)          to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
3.2          Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3          Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4          Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5          Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.          Shares Subject to the Plan.
4.1          Subject to adjustment in accordance with Section 11, no more than 500,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2          Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3          Subject to adjustment in accordance with Section 11,  all of the shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4          Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan.

Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4.5          Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
5.          Eligibility.
5.1          Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Consultants and those individuals whom the Committee determines are reasonably expected to become Employees and Consultants following the Grant Date.
5.2          Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.          Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1          Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2          Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3          Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4          Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by an Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5          Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6          Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7          Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8          Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9          Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10          Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11          Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12          Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.          Provisions of Awards Other Than Options.
7.1          Stock Appreciation Rights.
(a)          General
Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)          Grant Requirements
Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
(c)          Term of Stock Appreciation Rights
The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
(d)          Vesting of Stock Appreciation Rights
Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
(e)          Exercise and Payment
Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
(f)          Exercise Price
The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.
(g)          Reduction in the Underlying Option Shares
Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
7.2          Restricted Awards.
(a)          General
A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)          Restricted Stock and Restricted Stock Units
(i)          Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions.  As the Committee deems appropriate, it may require the Participant to additionally execute and deliver to the Company an appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the

Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(ii)          The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.
(c)          Restrictions
(i)          Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award

Agreement: (A) the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(ii)          Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(iii)          The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
(d)          Restricted Period
With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.
No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.
(e)          Delivery of Restricted Stock and Settlement of Restricted Stock Units
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. Upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
(f)          Stock Restrictions
Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
8.          Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.          Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
10.          Miscellaneous.
10.1          Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
10.2          Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.
10.3          No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate the employment of an Employee with or without notice and with or without Cause.
10.4          Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
10.5          Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
11.          Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award,

Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.5(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
12.          Effect of Change in Control.
12.1          Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.
To the extent practicable, any actions taken by the Committee under the immediately preceding clause shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.
12.2          In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
12.3          The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.          Amendment of the Plan and Awards.
13.1          Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
13.2          Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
13.3          Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees and Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
13.4          No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.5          Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.          General Provisions.
14.1          Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
14.2          Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award

Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
14.3          Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4          Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
14.5          Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
14.6          Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.7          Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.
14.8          Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
14.9          No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
14.10          Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11          Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.12          Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
14.13          Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
14.14          Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
14.15          Expenses. The costs of administering the Plan shall be paid by the Company.
14.16          Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17          Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
14.18          Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
15.          Effective Date of Plan. The Plan shall become effective as of the Effective Date.
16.          Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
17.          Choice of Law. The law of the State of Utah shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
 As adopted by the Board of Directors of Pacific Health Care Organization, Inc. on February 8, 2018.
 As approved by the shareholders of Pacific Health Care Organization, Inc. on February 21, 2018.